                                EXHIBIT 10(A)(4)



                      1992 NONQUALIFIED STOCK OPTION PLAN

                  THE 1992 NONQUALIFIED STOCK OPTION PLAN OF THE
                  REGISTRANT, FILED AS EXHIBIT 4-2 TO
                  REGISTRANT'S REGISTRATION STATEMENT ON FORM S-8
                  (FILE NO. 33-47770), EFFECTIVE MAY 8, 1992, IS
                  INCORPORATED HEREIN BY REFERENCE.


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